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Exhibit 99.1

    AmeriCredit Automobile Receivables Trust 2001-1
Class A-1 4.8075% Asset Backed Notes
Class A-2 4.6300% Asset Backed Notes
Class A-3 5.1300% Asset Backed Notes
Class B 5.8100% Asset Backed Notes
Class C 6.3500% Asset Backed Notes
Class D 6.9800% Asset Backed Notes
Class E 9.2900% Asset Backed Notes
Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2001-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Bank One, NA, as Backup Servicer and Trust Collateral Agent, dated as of April 18, 2001. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

Monthly Period Beginning:	06/01/2001
Monthly Period Ending:	06/30/2001
Prev. Distribution/Close Date:	06/06/2001
Distribution Date:	07/06/2001
Days of Interest for Period:	30
Days in Collection Period:	30
Months Seasoned:	2

				Original
Purchases	Units	Cut-off Date	Closing Date	Pool Balance

Initial Purchase	71,596	04/18/2001	04/25/2001	$1,099,999,851

Total	71,596			$1,099,999,851

I.		MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

	(1)	Beginning of period Aggregate Principal Balance				(1)	$1,077,830,771
		Monthly Principal Amounts
		(2)	Collections on Receivables outstanding at end of period	(2)	27,102,539

		(3)	Collections on Receivables paid off during period	(3)	6,023,416

		(4)	Receivables becoming Liquidated Receivables during period	(4)	810,382

		(5)	Receivables becoming Purchased Receivables during period	(5)	0

		(6)	Cram Down Losses occurring during period	(6)	0

		(7)	Other Receivables adjustments	(7)	2,527

		(8)	Less amounts allocable to Interest	(8)	(16,305,618)

		(9)	Total Monthly Principal Amounts			(9)	17,633,246

	(10)	End of period Aggregate Principal Balance				(10)	$1,060,197,525

	(11)	Pool Factor				(11)	96.3816062%

II.		MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class B

	(12)	Original Note Balance	(12)	$175,000,000	$348,000,000	$304,750,000	$99,000,000

	(13)	Beginning of period Note Balance	(13)	$138,557,468	$348,000,000	$304,750,000	$99,000,000

	(14)	Noteholders' Principal Distributable Amount	(14)	17,633,246	0	0	0
	(15)	Noteholders' Accelerated Principal Amount	(15)	9,534,469	0	0	0
	(16)	Aggregate Principal Parity Amount	(16)	0	0	0	0
	(17)	Matured Principal Shortfall	(17)
	(18)	End of period Note Balance	(18)	$111,389,753	$348,000,000	$304,750,000	$99,000,000

	(19)	Note Pool Factors	(19)	63.6512874%	100.0000000%	100.0000000%	100.0000000%

				Class C	Class D	Class E-3	TOTAL

				$55,000,000	$52,250,000	$55,000,000	$1,089,000,000

	(20)	Beginning of period Note Balance	(20)	$55,000,000	$52,250,000	$55,000,000	$1,052,557,468

	(21)	Noteholders' Principal Distributable Amount	(21)	0	0	0	17,633,246
	(22)	Noteholders' Accelerated Principal Amount	(22)	0	0	0	9,534,469
	(23)	Class E Accelerated Principal Amount	(23)			0	0
	(24)	Aggregate Principal Parity Amount	(24)	0	0	0	0
	(25)	Matured Principal Shortfall	(25)				0

	(26)	End of period Note Balance	(26)	$55,000,000	$52,250,000	$55,000,000	$1,025,389,753

	(27)	Note Pool Factors	(27)	100.0000000%	100.0000000%	100.0000000%	94.1588387%

III.		CALCULATION OF STEP-DOWN AMOUNT

	(28)	Ending Pool Balance	(28)		$1,060,197,525

	(29)	Lesser of (Max of 7% of Ending Pool Balance or $16,500,000) or Beg Note Balance	(29)	74,213,827

	(30)	Aggregate, Cumulative Amount paid to Class E Noteholders through prior period	(30)	0

	(31)	Less Specified Reserve Balance	(31)	(11,000,000)

	(32)	Sum of (29), (30), and (31)	(32)	63,213,827

	(33)	25% of Ending Pool Balance	(33)	265,049,381

	(34)	Lesser of (32) or (33)	(34)		63,213,827

	(35)	Required Pro Forma Note Balance (28)-(34)	(35)			996,983,698

	(36)	Beginning Note Balance	(36)		1,052,557,468

	(37)	Total Monthly Principal Amount	(37)		(17,633,246)

	(38)	Pro-Forma Note Balance (Assuming 100% Pay-down)	(38)			1,034,924,222

	(39)	Step-Down amount (Excess of Required Pro-forma over Pro-forma Note Balance)	(39)			$0

IV.		CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

	(40)	Total Monthly Principal Amounts	(40)	$17,633,246

	(41)	Step-down Amount	(41)	0

	(42)	Principal Distributable Amount	(42)		$17,633,246

V.		CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:

		Beginning	Interest	Interest			Calculated
	Class	Note Balance	Carryover	Rate	Days	Days Basis	Interest

(43)	Class A - 1	$138,557,468	0	4.80750%	30	Actual days/360	$555,096
(44)	Class A - 2	348,000,000	0	4.63000%	30	30/360	$1,342,700
(45)	Class A - 3	304,750,000	0	5.13000%	30	30/360	$1,302,806
(46)	Class B	99,000,000	0	5.81000%	30	30/360	$479,325
(47)	Class C	55,000,000	0	6.35000%	30	30/360	$291,042
(48)	Class D	52,250,000	0	6.98000%	30	30/360	$303,921
(49)	Class E	55,000,000	0	9.29000%	30	30/360	$425,792

VI.	RECONCILIATION OF COLLECTION ACCOUNT:

	Available Funds:
	(50)	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	(50)	$33,124,775

	(51)	Liquidation Proceeds collected during period	(51)	661,562

	(52)	Purchase Amounts deposited in Collection Account	(52)	0

	(53)	Investment Earnings - Collection Account	(53)	72,704

	(54)	Investment Earnings - Transfer From Reserve Account	(54)	37,159

	(55)	Collection of Supplemental Servicing - Extension Fees	(55)	1,294

	(56)	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced	(56)	25,188

	(57)	Collection of Supplemental Servicing - Late Fees	(57)	45,134

	(58)	Total Available Funds	(58)		33,967,816

	Distributions:
	(59)	Base Servicing Fee	(59)	2,020,933

	(60)	Repo and Recovery Fees - reimbursed to Servicer	(60)	25,188

	(61)	Bank Service Charges - reimbursed to Servicer	(61)	6,345

	(62)	Late Fees - reimbursed to Servicer	(62)	45,134

	(63)	Extension Fees - reimbursed to Servicer	(63)	1,294

	(64)	Agent fees	(64)	525

	(65)	Class A-1 Noteholders' Interest Distributable Amount	(65)	555,096

	(66)	Class A-2 Noteholders' Interest Distributable Amount	(66)	1,342,700

	(67)	Class A-3 Noteholders' Interest Distributable Amount	(67)	1,302,806

	(68)	Class A Noteholders' Principal Parity Amount or Matured Principal Shortfall	(68)	0

	(69)	Class B Noteholders' Interest Distributable Amount	(69)	479,325

	(70)	Class B Noteholders' Principal Parity Amount or Matured Principal Shortfall	(70)	0

	(71)	Class C Noteholders' Interest Distributable Amount	(71)	291,042

	(72)	Class C Noteholders' Principal Parity Amount or Matured Principal Shortfall	(72)	0

	(73)	Class D Noteholders' Interest Distributable Amount	(73)	303,921

	(74)	Class D Noteholders' Principal Parity Amount or Matured Principal Shortfall	(74)	0

	(75)	Class E Noteholders' Interest Distributable Amount	(75)	425,792

	(76)	Class E Noteholders' Principal Parity Amount or Matured Principal Shortfall	(76)	0

	(77)	Noteholders' Principal Distributable Amount	(77)	17,633,246

	(78)	Total distributions (Prior to Reserve Account Deposit)	(78)		24,433,347

	(79)	Excess Available Funds	(79)		9,534,469

	(80)	Reserve Account Withdrawal Amount	(80)		0

	(81)	To the Reserve Account, the Reserve Account Deposit	(81)		0

	(82)	To the Noteholders, the Accelerated Principal Amount (as calculated below)	(82)		(9,534,469)

	(83)	To the Class E Noteholders, until Class E Balance is zero	(83)		0

	(84)	To the Certificateholders, the aggregate amount remaining	(84)		$0

VlI.		CALCULATION OF PRINCIPAL PARITY AMOUNT:

			(X)	(Y)	(I)	(II)
			Cumulative	Pool	Excess of	Available Funds	Lesser of
		Class	Note Balance	Balance	(X)-(Y)	in Waterfall	(I) or (II)

	(85)	Class A	$791,307,468	$1,060,197,525	$0	$28,667,795	$0
	(86)	Class B	890,307,468	1,060,197,525	0	28,188,470	0
	(87)	Class C	945,307,468	1,060,197,525	0	27,897,428	0
	(88)	Class D	997,557,468	1,060,197,525	0	27,593,507	0
	(89)	Class E	1,052,557,468	1,060,197,525	0	27,167,715	0

	(90)	Total					$0

		** Principal Parity Amount distributed as Noteholders Principal Distributable in first three months of Trust

VIII.		CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

	(91)	Excess Available Funds	(91)	$9,534,469

	(92)	Pro-Forma Note Balance (Calculated after Step-Down)	(92)	1,034,924,222

	(93)	Required Pro Forma Note Balance	(93)	996,983,698

	(94)	Excess of Pro-Forma Balance over Required Pro-Forma Balance	(94)	37,940,524

	(95)	Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance	(95)		$9,534,469

IX.		RECONCILIATION OF RESERVE ACCOUNT:			Initial

	(96)	Specified Reserve Balance			$11,000,000

	(97)	Beginning of period Reserve Account balance	(97)		$11,000,000

	(98)	The Reserve Account Deposit, from Collection Account	(98)	0

	(99)	Investment Earnings	(99)	37,159

	(100)	Investment Earnings - transferred to Collection Account Available Funds	(100)	(37,159)

	(101)	Reserve Account Withdrawal Amount	(101)	0

	(102)	End of period Reserve Account balance	(102)		$11,000,000

X.		CALCULATION OF TOTAL OVERCOLLATERALIZATION:

	(103)	Aggregate Principal Balance	(103)	$1,060,197,525

	(104)	End of Period Note Balance	(104)	1,025,389,753

	(105)	Overcollateralization (Undercollateralization)	(105)	34,807,772

	(106)	Overcollateralization %	(106)		3.28%

XI.		MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly

(107)	Original Number of Receivables	(107)	71,596

(108)	Beginning of period number of Receivables	(108)	0	70,927
(109)	Number of Receivables becoming Liquidated Receivables during period	(109)	187	51
(110)	Number of Receivables becoming Purchased Receivables during period	(110)	0	0
(111)	Number of Receivables paid off during period	(111)	986	453

(112)	End of period number of Receivables	(112)	70,423	70,423

XII.		STATISTICAL DATA: (CURRENT AND HISTORICAL):

				Original	Prev. Month	Current

	(113)	Weighted Average APR of the Receivables	(113)	18.99%	18.99%	18.99%
	(114)	Weighted Average Remaining Term of the Receivables	(114)	61.00	59.26	58.30
	(115)	Weighted Average Original Term of Receivables	(115)	62.00	62.00	62.00
	(116)	Average Receivable Balance	(116)	$15,364	$15,196	$15,055
	(117)	Net Losses in Period	(117)	$0	$48,975	$148,820
	(118)	Aggregate Realized Losses	(118)	$0	$48,975	$197,795
	(119)	Aggregate Realized Loss Percentage	(119)		0.004%	0.018%

XIII.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage

	(120)	31-60 days	(120)	2,669	$40,830,149	3.79%
	(121)	61-90 days	(121)	571	8,384,696	0.78%
	(122)	over 90 days	(122)	77	1,137,892	0.11%

	(123)	Total	(123)	3,317	$50,352,737	4.68%

By:	/s/ PRESTON A. MILLER
Name:	Preston A. Miller
Title:	Executive Vice President and Treasurer
Date:	July 2, 2001

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  Exhibit 99.1